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                                                                   EXHIBIT 10.26



                            FIRST AMENDMENT AGREEMENT

         This First Amendment Agreement (this "Amendment") dated as of March 17, 1999, is among EOTT Energy Operating Limited Partnership ("Borrower") and Enron Corp. ("Lender") under the Amended and Restated Credit Agreement dated as of December 1, 1998 among the Borrower and the Lender (the "Agreement"). In consideration of the mutual covenants contained herein, the Borrower and the Lender agree as set forth herein.

         SECTION 1.   Amendments to the Agreement

                  1.1 Section 10.05. Section 10.05 of the Agreement is hereby amended to read as follows:

                  Minimum Tangible Net Worth. The Borrower shall not, at any time, permit its Consolidated Tangible Net Worth plus Additional Partnership Interest to be less than $75,000,000.

                  1.2 Schedule III. Schedule III is hereby amended by adding the following sentence to Schedule III, Borrowing Base, page 3, first paragraph, "The Borrowing Base will be increased by an additional $100,000,000 to offset a corresponding deficiency in the Working Capital section of the Balance Sheet."

         SECTION 2.   Miscellaneous.

                  2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment nor consent to any departure by the Borrower herefrom, shall in any event be effective unless effected in accordance with Section 12.11 of the Agreement.

                  2.2 Effectiveness. This amendment shall be effective as of December 15, 1998 upon the receipt by the Borrower and the Lender of counterparts of or copies of signature pages of this Amendment executed by the Borrower and the Lender in compliance with Section 12.11 of the Agreement.

                  2.3 Representations. The Borrower hereby represents and warrants to the Lenders, after giving effect to this Amendment:

                  (i) The representations and warranties contained in Section 8 of the Agreement as amended hereby are correct on and as of the date hereof as though made on and as of the date hereof and;

                 (ii) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.



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Enron Corp.
March 17, 1999
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                  2.4 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

                  2.5 Governing Law; Submission to Jurisdiction; Venue. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS.


                                       EOTT Energy Operating Limited Partnership
                                       By:  EOTT Energy Corp., its General
                                            Partner



                                       By:    /s/ SUSAN RALPH
                                          -------------------------------------
                                       Name:  Susan Ralph
                                            -----------------------------------
                                       Title: Treasurer
                                             ----------------------------------

Agreed to and accepted this 17th
day of March, 1999, by:

Enron Corp.


By:      /s/ JEFFREY MCMAHON
   ------------------------------------------------
     Jeffrey McMahon
     Senior Vice President, Finance and Treasurer